UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 14, 2022

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard,
El Segundo, California 90245-5012
(Address of principal executive offices)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2022, the Board of Directors (the “Board”) of Mattel, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective immediately.

The amendments update various provisions of the Bylaws to make technical changes in light of the universal proxy rules adopted by the Securities and Exchange Commission. Moreover, in alignment with the requirements of the Bylaws’ proxy access provisions, the amendments provide that, with respect to nomination of persons for election to the Board pursuant to the Bylaws’ advance notice provisions, the required stockholder notice must include a written statement in support of each proposed director nominee no longer than 500 words. In addition, the amendments update various provisions of the Bylaws to reflect amendments to Delaware law, including clarifying the adjournment procedures for virtual meetings of stockholders and eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders.

The amendments also include various conforming, technical, and other non-substantive changes.

The above description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of Mattel, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary

Dated: September 19, 2022